Supplement Dated December 12, 2011 to the Prospectus for the Lincoln Variable Insurance Products Trust Dated May 1, 2011 LVIP MFS International Growth Fund (the “fund”)

This Supplement (the “Supplement”) updates certain information in the above-dated Prospectus for the Lincoln Variable Insurance Products Trust (the “Trust”). You may obtain copies of the fund’s Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

The purpose of this Supplement is to provide information about the new co-portfolio manager for the fund.  Effective January 2, 2012, all references in the Prospectus to the portfolio manager of the fund shall include Kevin M. Dwan, the new co-portfolio manager of the fund.  Accordingly, the information in the table on Page 6 regarding portfolio managers is deleted and replaced with the following:

Portfolio Manager(s)
The fund is managed by David A. Antonelli and Kevin M. Dwan.  Mr. Antonelli is Vice Chairman of MFS and a portfolio manager at MFS. He has been employed in the investment area of MFS since 1991.  Mr. Dwan is an Investment Officer and portfolio manager at MFS.  He has been employed in the investment area of MFS since 2005.

This Supplement is dated December 12, 2011.

Please separate this Supplement and keep it with your Prospectus records.